EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS EQUITY TRUST
File Number: 811-945
Registrant CIK Number: 0000034273
September 30, 2014

Sub-Item 77Q3

Series	16
72DD1/72DD2
Class A $6,323, Class B $8, Class C $314, Class I $, Class T $
73A1/73A2
Class A $0.1750, Class B $0.1130, Class C $0.1170, Class I $,
Class T $
74U1/74U2
Class A 36,330, Class B 66, Class C 2,698, Class I , Class T

74V1/74V2
Class A $15.17, Class B $15.10, Class C $15.07, Class I $,
Class T $

Series	2
72DD1/72DD2
Class A $1,109, Class B $, Class C $63, Class I $960, Class T
$
73A1/73A2
Class A $0.1600, Class B $, Class C $0.0340, Class I $0.2040,
Class T $
74U1/74U2
Class A 7,089, Class B , Class C 1,846, Class I 5,351, Class T

74V1/74V2
Class A $36.69, Class B $, Class C $35.12, Class I $36.70,
Class T $

Series	6
72DD1/72DD2
Class A $395, Class B $, Class C $7, Class I $42, Class T $
73A1/73A2
Class A $0.0800, Class B $, Class C $0.0050, Class I $0.1070,
Class T $
74U1/74U2
Class A 5,444, Class B , Class C 1,449, Class I 416, Class T

74V1/74V2
Class A $20.83, Class B $, Class C $19.44, Class I $20.80,
Class T $

Series	18
74U1/74U2
Class A 182, Class B , Class C 9, Class I 56, Class T

74V1/74V2
Class A $20.54, Class B $, Class C $19.86, Class I $20.66,
Class T $



Series	9
74U1/74U2
Class A 3,693, Class B 34, Class C 271, Class I 127, Class T

74V1/74V2
Class A $20.94, Class B $17.60, Class C $17.61, Class I
$21.32, Class T $

Series	4
72DD1/72DD2
Class A $280, Class B $, Class C $44, Class I $69, Class T $
73A1/73A2
Class A $0.0900, Class B $, Class C $0.0700, Class I $0.1090,
Class T $
74U1/74U2
Class A 3,028, Class B , Class C 611, Class I 651, Class T

74V1/74V2
Class A $14.55, Class B $, Class C $14.24, Class I $14.56,
Class T $

Series	10
72DD1/72DD2
Class A $235, Class B $, Class C $, Class I $455, Class T $
73A1/73A2
Class A $0.0290, Class B $, Class C $, Class I $0.0710, Class
T $
74U1/74U2
Class A 5,107, Class B , Class C 1,576, Class I 9,412, Class T

74V1/74V2
Class A $15.30, Class B $, Class C $15.18, Class I $15.31,
Class T $

Series	14
74U1/74U2
Class A 2,568, Class B , Class C 1,470, Class I 11,486, Class
T

74V1/74V2
Class A $23.42, Class B $, Class C $21.14, Class I $24.22,
Class T $

Series	12
74U1/74U2
Class A 4,774, Class B , Class C 810, Class I 1,391, Class T

74V1/74V2
Class A $15.72, Class B $, Class C $14.75, Class I $15.85,
Class T $



Series	15
74U1/74U2
Class A 30,630, Class B 211, Class C 572, Class I 443, Class T

74V1/74V2
Class A $13.26, Class B $11.24, Class C $11.24, Class I
$13.51, Class T $

Series	8
72DD1/72DD2
Class A $2,292, Class B $4, Class C $31, Class I $, Class T $
73A1/73A2
Class A $0.1200, Class B $0.0780, Class C $0.0830, Class I $,
Class T $
74U1/74U2
Class A 19,244, Class B 45, Class C 391, Class I , Class T

74V1/74V2
Class A $9.77, Class B $9.90, Class C $9.99, Class I $, Class
T $